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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        April 30, 1997
                                                 -----------------------------

                                 Harrier, Inc.
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              (Exact name of registrant as specified in its charter)

             Delaware                 1-9925                 87-0427731
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)             File Number)            Identification No.)

     2200 Pacific Coast Highway, #301, Hermosa Beach, CA           90254
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        310-376-7721
                                                   ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On April 30, 1997, Harrier, Inc. (the "Company") issued 2,000,000 units at a price of $0.05 per unit. Each unit consists of one (1) share of Harrier, Inc. common stock and one (1) common stock Warrant exercisable at $0.13 per share. The Warrants expire at 5:00 p.m. on April 1, 2000. The units were sold pursuant to Regulation S under the Securities Act of 1933 to five European investors. There was no underwriter involved in the transaction.

The proceeds from the sale of the units will be used for working capital.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Harrier, Inc.


Dated: May 9,1997                            /s/ Kevin DeVito
                                             ---------------------------
                                             Kevin DeVito - President